UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2015

CORTLAND BANCORP

(Exact name of registrant as specified in its charter)

Ohio	0-13814	34-1451118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

194 West Main Street, Cortland, Ohio 44410

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (330) 637-8040

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	On May 20, 2015, Cortland Bancorp held its 2015 Annual Meeting of Shareholders (the “Annual Meeting”).

(b)	The first issue voted upon at the Annual Meeting was the election of directors for a three year term to expire at the 2018 Annual Meeting of Shareholders. The following votes were cast:

	Number of Votes
	For	Withheld	Broker Non-Votes
James E. Hoffman, III	2,660,373	64,429	802,634
Joseph E. Koch	2,675,236	49,565	802,634
Timothy K. Woofter	2,678,626	46,175	802,634

(c)	The second issue was to approve, on an advisory basis, the executive compensation of Cortland’s named executive officers as described in this proxy statement.

Number of Votes

For	Against	Abstain	Broker Non-Votes
2,510,513	178,271	36,017	802,634

(d)	The third issue was to vote upon the 2015 Omnibus Equity Plan.

Number of Votes

For	Against	Abstain	Broker Non-Votes
2,468,093	154,255	102,453	802,634

(e)	The fourth issue was to vote upon the 2015 Director Equity Plan

Number of Votes

For	Against	Abstain	Broker Non-Votes
2,446,012	235,254	43,534	802,634

(e)	The appointment of S.R. Snodgrass, P.C. as Cortland’s independent auditor for the fiscal year ending December 31, 2015 was ratified.

Number of Votes

For	Against	Abstain	Broker Non-Votes
3,496,763	6,593	24,079

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORTLAND BANCORP

By:	/s/ James M. Gasior
James M. Gasior, President and CEO

Date: May 22, 2015

3